UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
_____________________

Form 8-K
_____________________

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event Reported): October 24, 2017

HARVARD BIOSCIENCE, INC.
(Exact Name of Registrant as Specified in Charter)

Delaware	001-33957	04-3306140
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification Number)

84 October Hill Road, Holliston, MA 01746
(Address of Principal Executive Offices) (Zip Code)

(508) 893-8999
(Registrant's telephone number, including area code)

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
[ ]	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[ ]	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[ ]	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[ ]	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (17 CFR §230.405) or Rule 12b-2 of the Securities Exchange Act of 1934 (17 CFR §240.12b-2). Emerging growth company [    ]

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. [    ]

Item 5.02. Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On October 24, 2017, the Board of Directors (the "Board") of Harvard Bioscience, Inc. (the “Company”) increased the number of directors on the Board from six to eight and appointed Mr. Thomas Loewald and Ms. Katherine A. Eade as additional Class II directors of the Company. Mr. Loewald and Ms. Eade are each independent directors in accordance with the standards of the Securities and Exchange Commission and NASDAQ. Mr. Loewald and Ms. Eade will serve until the Company’s 2020 annual meeting of stockholders and until their successors are duly elected and qualified, or until their resignation or removal.

In connection with the appointment of Mr. Loewald and Ms. Eade to the Board, in accordance with the Company's non-employee director compensation policy and its Third Amended and Restated 2000 Stock Option and Incentive Plan, as amended, on October 30, 2017, they will each be granted non-qualified stock options, to acquire shares of the Company’s common stock, in an amount equal to the greater of (i) options having an aggregate Black-Scholes cash value of $120,000 at the time of grant, rounded to the nearest 100 shares, or (ii) options to acquire 25,000 shares. The options will have a term of ten years and an exercise price equal to the closing price for such common stock at the end of trading on October 30, 2017. The stock options will vest in three equal installments on October 30, 2018, 2019 and 2020.

On October 25, 2017, the Company issued a press release regarding the appointment of Mr. Loewald and Ms. Eade. The full text of the press release is attached as Exhibit 99.1 hereto and incorporated by reference herein

Item 9.01. Financial Statements and Exhibits.

(d) Exhibits.

Exhibit Number	Title

99.1	Press release of Harvard Bioscience, Inc. issued on October 25, 2017.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

HARVARD BIOSCIENCE, INC.

Date: October 25, 2017	By:	/s/ Robert E. Gagnon
Robert E. Gagnon
Chief Financial Officer

INDEX TO EXHIBITS

Exhibit Number	Description of Exhibit

99.1	Press release of Harvard Bioscience, Inc. issued on October 25, 2017.